ESCROW AGREEMENT

This Agreement, dated as of June 5, 2007 (this “Agreement”), is entered into by and among Rise Elite International Limited, a limited liability company organized under the laws of the British Virgin Islands (the “Elite”), National Realty and Mortgage, Inc., a Nevada corporation (the “Company”), Loeb & Loeb LLP (the “Escrow Agent”), and Vision Opportunity Master Fund, Ltd., a limited liability company organized under the laws of the Cayman Islands (“Vision”, together with the Company, the “Escrowing Parties”), and each of the investors as set forth on Exhibit A attached hereto (together with Vision, each, a “Subscriber”, and collectively, the “Subscribers”). The principal address of each party hereto is set forth on Exhibit A.

WITNESSETH:

WHEREAS, Elite intends to enter into a securities purchase agreement with certain controlling shareholders (“Selling Shareholders”) of the Company pursuant to which Elite will purchase all the shares of the Company held by such Selling Shareholders and obtain control of the Company;

WHEREAS, Elite intends to enter into a share exchange agreement with the Company pursuant to which Elite will transfer all of its ownership interest in World Through Limited, a company organized under the laws of British Virgin Islands and a wholly-owned subsidiary of Elite (“WTL”), to the Company in exchange for issuance of shares of Series A Convertible Preferred Stock of the Company (the “Share Exchange Transaction”), and as a result of the Share Exchange Transaction WTL will become a wholly-owned subsidiary of the Company;

WHEREAS, concurrent with the consummation of the Share Exchange Transaction, Elite proposes to cause the Company, through Kuhns Brothers Securities Corporation, Delaware Corporation (the “Placement Agent”), to make a private offering to accredited institutional investors (the “Offering”) of the Company’s Series B Convertible Preferred Stock (the “Offering Securities”) in reliance upon available exemptions from the registration requirements of the U.S. Securities Act of 1933, as amended and pursuant to a Series B Convertible Preferred Stock Purchase Agreement (the “Securities Purchase Agreement”), in an aggregate amount of up to Six Million Seven Hundred Thousand Dollars ($6,700,000) (the “Maximum Offering Amount”); and

WHEREAS, the Company, and the Subscribers desire to deposit all proceeds received from the Subscriptions (as defined herein) made by the Subscribers for the Offering Securities (the “Escrowed Funds”) with the Escrow Agent, to be held and disbursed by the Escrow Agent pursuant to this Agreement; and

WHEREAS, Escrow Agent is willing to hold the Escrowed Funds in escrow subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

1. Appointment of Escrow Agent. The Company and each Subscriber hereby appoint Escrow Agent as escrow agent in accordance with the terms and conditions set forth herein and the Escrow Agent hereby accepts such appointment.

2. Delivery of the Escrowed Funds.

a. The Company will direct each Subscriber to deliver the Escrowed Funds to the Escrow Agent as follows:

Bank: Citibank, N.A.
Address: 153 East 53 rd Street, New York, NY 10022
ABA No.: 021000089
SWIFT: CITI US 33
Account: Loeb & Loeb LLP General Account
Account No.: 08674308
Reference: Vision Capital Advisors, LLC (210920-10001)

b. The Escrowed Funds shall be forwarded to the Escrow Agent by wire transfer, together with the written account of subscription (the “Subscription”) in the form attached hereto as Exhibit B (the “Subscription Information”). The Escrowed Funds to be wired shall be wired to the account set forth in Section 2(a) above and the Subscription shall be faxed or emailed to the Escrow Agent in accordance with the information provided on Exhibit A.

c. Simultaneously with each deposit, each Subscriber shall provide the Escrow Agent with the Subscription Information, including the name, address and taxpayer identification number of each Subscriber and of the aggregate principal amount of Offering Securities subscribed for by such Subscriber.

d. In the event a wire transfer is received by the Escrow Agent and the Escrow Agent has not received Subscription Information, the Escrow Agent shall notify the Subscriber. If the Escrow Agent does not receive the Subscription Information by such Subscriber prior to close of business on the fifth (5th) business day (days other than a Saturday or Sunday or other day on which the Escrow Agent is not open for business in the State of New York) after notifying the Subcriber of receipt of said wire, the Escrow Agent shall return the funds to the Subscriber.

3. Escrow Agent to Hold and Disburse Escrowed Funds. The Escrow Agent will hold and disburse the Escrowed Funds received by it pursuant to the terms of this Agreement, as follows:

a. Prior to any disbursement of the Escrowed Funds, the Escrow Agent shall allocate a portion of the Escrowed Funds and hold such portion in two additional separate escrow accounts in the account names and amounts as follows: (i) an escrow account to pay the fees and expenses in connection with funding the Company’s working capital needs, in the aggregate amount of $200,000 (the “Working Capital Held-Back Escrowed Portion”) and (ii) an escrow account to pay the fees and expenses in connection with investor or public relations or securities law compliance, including related fees and legal fee relating to minor post-Offering corporate matters in the British Virgin Islands, in the aggregate amount of $500,000 (the “Public Relations Held-Back Escrowed Portion”). The Working Capital Held-Back Escrowed Portion and the Public Relations Held-Back Escrowed Portion shall collectively hereinafter be referred to as the “Held-Back Escrowed Portion”. Unless otherwise specified herein, the term “Escrowed Funds” shall include the aggregate amount of the Held-Back Escrowed Portion.

b. Upon receipt of joint instructions from the Company and Vision, in substantially the forms of Exhibit C hereto and of Exhibit D hereto, following the consummation of the Offering, the Escrow Agent shall release the Escrowed Funds, less the Held-Back Escrowed Portion, to the Company.

c. Upon the receipt by the Company of a bill or statement for fees or expenses in connection with funding the Company’s working capital needs and the receipt by the Escrow Agent of the release notice attached hereto as Exhibit E (the “Working Capital Release Notice”), the Escrow Agent shall release such portion of the Working Capital Held-Back Escrowed Portion as is the subject of the Working Capital Release Notice to the Company. Upon the receipt by the Company of a bill or statement for fees or expenses in connection with investor or public relations or securities law compliance, including related legal fees and legal fees relating to minor post-closing corporate matters in the British Virgin Islands and the receipt by the Escrow Agent of the release notice attached hereto as Exhibit F (the “Public Relations Release Notice”), the Escrow Agent shall release such portion of the Public Relations Held-Back Escrowed Portion as is the subject of the Public Relations Release Notice to the Company.

d. In the event this Agreement, the Escrowed Funds, or the Escrow Agent becomes the subject of litigation, or if the Escrow Agent shall desire to do so for any other reason, each of the Company and the Subscribers authorizes the Escrow Agent, at its option, to deposit the Escrowed Funds (including the Held-Back Escrowed Portion) with the clerk of the court in which the litigation is pending, or a court of competent jurisdiction if no litigation is pending, and thereupon the Escrow Agent shall be fully relieved and discharged of any further responsibility with regard thereto. Each of the Company, and the Subscribers further authorizes the Escrow Agent, if it receives conflicting claims to any of the Escrowed Funds, is threatened with litigation or if the Escrow Agent shall desire to do so for any other reason, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrowed Funds (including the Held-Back Escrowed Portion) with the clerk of that court and thereupon the Escrow Agent shall be fully relieved and discharged of any further responsibility hereunder to the parties from which they were received.

4. Exculpation and Indemnification of Escrow Agent.

a. The Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein. The Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. The Escrow Agent shall be under no liability to the other parties hereto or anyone else, by reason of any failure, on the part of any party hereto or any maker, guarantor, endorser or other signatory of a document or any other person, to perform such person’s obligations under any such document. Except for amendments to this Agreement referenced below, and except for written instructions given to the Escrow Agent by the Escrowing Parties relating to the Escrowed Funds, the Escrow Agent shall not be obligated to recognize any agreement between or among any of the Escrowing Parties, notwithstanding that references hereto may be made herein and whether or not it has knowledge thereof.

b. The Escrow Agent shall not be liable to the Company, any Subscriber or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report, or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any of the terms thereof, unless evidenced by written notice delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.

c. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, or of the execution, validity, value or genuineness of, any document or property received, held or delivered to it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable to the Company, any Subscriber or to anyone else in any respect on account of the identity, authority or rights, of the person executing or delivering or purporting to execute or deliver any document or property or this Agreement. The Escrow Agent shall have no responsibility with respect to the use or application of the Escrowed Funds pursuant to the provisions hereof.

d. The Escrow Agent shall have the right to assume, in the absence of written notice to the contrary from the proper person or persons, that a fact or an event, by reason of which an action would or might be taken by the Escrow Agent, does not exist or has not occurred, without incurring liability to the Company, any Subscriber or to anyone else for any action taken or omitted to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

e. To the extent that the Escrow Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of the Escrowed Funds, or any payment made hereunder, the Escrow Agent may pay such taxes; and the Escrow Agent may withhold from any payment of the Escrowed Funds (including the Held-Back Escrowed Portion) such amount as the Escrow Agent estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose. The Escrow Agent shall be indemnified and held harmless against any liability for taxes and for any penalties in respect of taxes, on such investment income or payments in the manner provided in Section 4(f).

f. The Escrow Agent will be indemnified and held harmless by the Company from and against all expenses, including all counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or proceedings involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, except for claims relating to gross negligence by Escrow Agent or breach of this Agreement by the Escrow Agent, or the monies or other property held by it hereunder. Promptly after the receipt of the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made against an Escrowing Party, notify each of them thereof in writing, but the failure by the Escrow Agent to give such notice shall not relieve any such party from any liability which an Escrowing Party may have to the Escrow Agent hereunder. Notwithstanding any obligation to make payments and deliveries hereunder, the Escrow Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall, from time to time, in its sole discretion, seem sufficient to indemnify itself for any such loss or expense and for any amounts due it under Section 7.

g. For purposes hereof, the term “expense or loss” shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, and all costs and expenses, including, but not limited to, counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

5. Termination of Agreement and Resignation of Escrow Agent

a. This Agreement shall terminate upon disbursement of all of the Escrowed Funds, including the Held-Back Escrowed Portion, provided that the rights of the Escrow Agent and the obligations of the Company and the Subscribers under Section 4 shall survive the termination hereof. Notwithstanding the foregoing, in the event that the Escrow Agent does not receive any instructions with respect to the disbursement of any Escrowed Funds by a date that is 90 days from the date of this Agreement, this Agreement shall terminate as of such date and all Escrowed Funds shall be returned to the parties from which they were received without interest thereon or deduction therefrom.

b. The Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by giving the Company and Vision at least five (5) business days written notice thereof (the “Notice Period”). As soon as practicable after its resignation, the Escrow Agent shall, if it receives notice from the Company and Vision within the Notice Period, turn over to a successor escrow agent appointed by the Company and Vision all Escrowed Funds (less such amount as the Escrow Agent is entitled to retain pursuant to Section 7) upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new agent is so appointed within the Notice Period, the Escrow Agent shall return the Escrowed Funds to the parties from which they were received without interest or deduction.

6. Form of Payments by Escrow Agent

a. Any payments of the Escrowed Funds or Held-Back Escrowed Portion by the Escrow Agent pursuant to the terms of this Agreement shall be made by wire transfer unless directed to be made by check by the Escrowing Parties.

b. All amounts referred to herein are expressed in United States Dollars and all payments by the Escrow Agent shall be made in such dollars.

7. Compensation. Escrow Agent shall be entitled to the following compensation from the Company:

a. Documentation Fee: The Company shall pay a documentation fee to the Escrow Agent of $2,000.00 receipt of which is hereby acknowledged by Escrow Agent.

b. Closing Fee: The Company shall pay a fee of $500 to the Escrow Agent at each Closing. For purposes of this Section 7(b), a Closing shall mean each time the Escrow Agent receives joint instructions from the Company and Vision to disburse Escrowed Funds (but excluding any distribution of the Held-Back Escrowed Portion) in accordance with the terms of this Agreement; notwithstanding the foregoing to the contrary, disbursements pursuant to multiple joint instructions from the Company and Vision received on the same date by the Escrow Agent or multiple disbursements made on the same date pursuant joint instructions from the Company and Vision dated on different dates shall be deemed one Closing for purposes of this Section 7(b).

c. Interest: The Escrowed Funds and Held-Back Escrowed Portion shall accrue interest (the “Accrued Interest”) at the available rate obtained by the Escrow Agent with respect to the period during which such funds are held in the Escrow Agent’s account set forth in Section 2(a) above. In connection with a Closing, the Company shall be paid Accrued Interest of 2.5% per annum on the aggregate amount of Escrowed Funds and Held-Back Escrowed Portion in the Escrow Agent’s account on the date of such Closing and the balance of Accrued Interest, if any, shall be retained by the Escrow Agent.

8. Notices. All notices, requests, demands, and other communications provided herein shall be in writing, shall be delivered by hand or by first-class mail, shall be deemed given when received and shall be addressed to parties hereto at their respective addresses first set forth on Exhibit A hereto.

9. Further Assurances. From time to time on and after the date hereof, the Company, Vision and each of the other Subscribers, if applicable, shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

10. Consent to Service of Process . The Company and each Subscriber hereby irrevocably consent to the jurisdiction of the courts of the State of New York and of any Federal court located in such state in connection with any action, suit or proceedings arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to it at the address listed on Exhibit A hereto.

11. Miscellaneous

a. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted. The terms “hereby,” “hereof,” “hereunder,” and any similar terms, as used in this Agreement, refer to the Escrow Agreement in its entirety and not only to the particular portion of this Agreement where the term is used. The word “person” shall mean any natural person, partnership, corporation, government and any other form of business of legal entity. All words or terms used in this Agreement, regardless of the number or gender in which they were used, shall be deemed to include any other number and any other gender as the context may require. This Agreement shall not be admissible in evidence to construe the provisions of any prior agreement.

b. This Agreement and the rights and obligations hereunder of the Company and each Subscriber may not be assigned. This Agreement and the rights and obligations hereunder of the Escrow Agent may be assigned by the Escrow Agent, with the prior consent of the Company. This Agreement shall be binding upon and inure to the benefit of each party’s respective successors, heirs and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Agreement. This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Escrow Agent, the Company and Vision. This Agreement is intended to be for the sole benefit of the parties hereto and their respective successors, heirs and permitted assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

c. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. The representations and warranties contained in this Agreement shall survive the execution and delivery hereof and any investigations made by any party. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms thereof.

12. Execution of Counterparts This Agreement may be executed in a number of counterparts, by facsimile, each of which shall be deemed to be an original as of those whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more of the counterparts hereof, individually or taken together, are signed by all the parties.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the day and year first above written.

LOEB & LOEB LLP

By: ______________________________
Name:
Title:

NATIONAL REALTY AND MORTGAGE, INC.

By: ______________________________
Name:
Title:

RISE ELITE INTERNATIONAL LIMITED

By: ______________________________
Name:
Title:

VISION OPPORTUNITY MASTER FUND, LTD.

By: _______________________________
Name:
Title:

EXHIBIT A

PARTIES TO AGREEMENT

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attention: Mitchell S. Nussbaum, Esq.
Tel No.: (212) 407-4000
Fax No.: (212) 407-4990

Rise Elite International Limited
c/o Daqing Sunway Technology Co., Ltd.
Daqing Hi-Tech Industry Development Zone
Daqing, Helongjiang, Post Code 163316
People’s Republic of China
Attention: Dr. David Wang, CFO
Tel:     86-459-6046043
Fax:     86-459-6046004
Email: abc1869@163.com

National Realty and Mortgage, Inc.
c/o Daqing Sunway Technology Co., Ltd.
Daqing Hi-Tech Industry Development Zone
Daqing, Helongjiang, Post Code 163316
People’s Republic of China
Attention: Dr. David Wang, CFO
Tel:     86-459-6046043
Fax:     86-459-6046004
Email: abc1869@163.com

Vision Opportunity Master Fund, Ltd.
c/o Vision Capital Advisors, LLC
20 West 55th Street, 5th Floor
New York, NY 10019-5373
Attention:  _____________________
Fax: _____________________
Email: _____________________

Other Subscribers

Name of Subscriber: Columbia China Capital Group, Inc.
Address: P.O. Box 936, East Brunswick, NJ 08816
Attention: Ms. Hong Zhao, Vice President
Tel:
Fax:
Email:

By: _________________________________
Name: Ms. Hong Zhao
Title: Vice President

EXHIBIT B

SUBCRIPTION INFORMATION

Name of Subscriber

Address of Subscriber

Amount of Offering Securities Subscribed (US$)

Subscription Amount Submitted Herewith

Taxpayer ID Number/Social Security Number

EXHIBIT C

DISBURSEMENT REQUEST

Pursuant to that certain Escrow Agreement dated effective as of ____________, 2007, among National Mortgage & Realty, Inc., Rise Elite International Limited, Vision Opportunity Master Fund, Ltd. and _______________________, as Escrow Agent, the Escrowing Parties hereby request disbursement of funds in the amount and manner described below from account number _____________, styled ____________________________ Escrow Account.

Please disburse to:

Amount to disburse:

Form of distribution:

Payee:
Name:
Address:
City/State:
Zip:

Please disburse to:

Amount to disburse:

Form of distribution:

Payee:
Name:
Address:
City/State:
Zip:

Subscriptions Accepted From

Subscriber	Amount

Total:

Statement of event or condition which calls for this request for disbursement:
_______________________________________________________________
_______________________________________________________________

NATIONAL REALTY AND MORTGAGE, INC.

Date:	By:
Name: Title:

VISION OPPORTUNITY MASTER FUND, LTD.

Date:	By:
Name: Title:

EXHIBIT D

DISBURSEMENT REQUEST

Pursuant to that certain Escrow Agreement dated effective as of ____________, 2007, among National Realty and Mortgage, Inc., Rise Elite International Limited, Vision Opportunity Master Fund, Ltd. and _______________________, as Escrow Agent, the Escrowing Parties hereby request disbursement of funds in the amount and manner described below from account number ____________, styled __________________________ Escrow Account.

Please disburse to:

Amount to disburse:

Form of distribution:

Payee:
Name:
Address:
City/State:
Zip:

Please disburse to:

Amount to disburse:

Form of distribution:

Payee:
Name:
Address:
City/State:
Zip:

Statement of event or condition which calls for this request for disbursement:
_______________________________________________________________
_______________________________________________________________

NATIONAL REALTY AND MORTGAGE, INC.

Date:	By:
Name: Title:

VISION OPPORTUNITY MASTER FUND, LTD.

Date:	By:
Name: Title:

Exhibit E

RELEASE NOTICE

Pursuant to the Escrow Agreement, dated as of _________________, 2007 (the “Escrow Agreement”), by and among National Mortgage and Realty, Inc. (the “Company”), Loeb & Loeb LLP (the “Escrow Agent”), and Vision Opportunity Master Fund, Ltd., a limited liability company organized under the laws of the Cayman Islands (“Vision”), the Company hereby instructs the Escrow Agent to release Escrow Funds in accordance with the following instructions:

Recipient of Escrow Funds	Amount of Escrow Funds to be Disbursed	Date of Disbursement	Transfer Instructions

Capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Escrow Agreement.

NATIONAL MORTGAGE AND REALTY, INC.

By:
Name: Title:

Date:

Exhibit F

RELEASE NOTICE

Pursuant to the Escrow Agreement, dated as of _________________, 2007 (the “Escrow Agreement”), by and among National Mortgage and Realty, Inc. (the “Company”), Loeb & Loeb LLP (the “Escrow Agent”), and Vision Opportunity Master Fund, Ltd., a limited liability company organized under the laws of the Cayman Islands (“Vision”), the Company hereby instructs the Escrow Agent to release Escrow Funds in accordance with the following instructions:

Recipient of Escrow Funds	Amount of Escrow Funds to be Disbursed	Date of Disbursement	Transfer Instructions

Capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Escrow Agreement.

NATIONAL MORTGAGE AND REALTY, INC.

By:
Name: Title:

Date: